UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2019

GUE LIQUIDATION COMPANIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35901	32-0255852
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3113 Woodcreek Drive
Downers Grove, Illinois 60515
(Address of Principal Executive Offices) (ZIP Code)

Telephone: (630) 719-7800
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03.	Bankruptcy or Receivership.

As previously disclosed, on June 3, 2019, GUE Liquidation Companies, Inc., fka FTD Companies, Inc. (the “Company”) and substantially all of its domestic subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions commencing cases under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors’ chapter 11 cases (together, the “Chapter 11 Cases”) are being jointly administered under the caption, In re GUE Liquidation, Inc., Case No. 19-11240 (LSS) (Bankr. D. Del.). The Debtors maintain their remaining assets as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

As previously disclosed, on December 19, 2019, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the First Amended Joint Plan of Liquidation for the Debtors, as filed with the Bankruptcy Court on December 13, 2019 and as thereafter modified (the “Plan”).

On December 30, 2019, the effective date of the Plan (the “Effective Date”) occurred. On January 2, 2020, the Debtors filed a Notice of (A) Entry of Findings of Fact, Conclusions of Law, and Order Confirming Chapter 11 Plan of Liquidation and (B) Effective Date (the “Notice of Effective Date”) with the Bankruptcy Court. A copy of the Notice of Effective Date is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

AS A RESULT OF THE PLAN BEING EFFECTIVE, ALL OF THE COMPANY’S EQUITY INTERESTS, CONSISTING OF AUTHORIZED AND OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY, WERE CANCELLED WITHOUT CONSIDERATION AND HAVE NO VALUE.

The Company will shortly file a Form 15 with the Securities and Exchange Commission to terminate and suspend the reporting requirements related to its common stock under the Securities Exchange Act of 1934 (the “Exchange Act”). Upon filing the Form 15, the Company will immediately cease filing any further periodic or current reports under the Exchange Act.

Item 3.03.	Material Modification of Rights of Security Holders.

Pursuant to the Plan, all equity interests in the Company (including outstanding shares of common stock, options, warrants or contractual or other rights to acquire any equity interests of the Company) were cancelled on the Effective Date.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description
99.1	Notice of Effective Date

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUE LIQUIDATION COMPANIES, INC.

Dated: January 2, 2020	By:	/s/ Tom Howley
		Name:	Tom Howley
		Title:	Authorized Person